UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 646-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2012, Kraft Foods Inc.’s Board of Directors amended our Amended and Restated By-Laws to provide that, beginning on June 15, 2012, shares of our common stock will be uncertificated shares. Under our amended By-Laws, shares represented by a certificate issued before June 15, 2012 will remain certificated shares until the certificate is surrendered. The By-Laws, as amended, were effective as of May 23, 2012.

The above description of our amended By-Laws is not complete and is qualified in its entirety by reference to the By-Laws, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2012, we held our annual meeting of shareholders in Skokie, Illinois. A total of 1,477,850,888 shares of our common stock, or 83.4% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 11 directors to each serve a one-year term until our 2013 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non-Votes
Myra M. Hart	1,225,908,767	17,792,897	2,020,130	232,129,094

Peter B. Henry	1,236,368,275	7,244,768	2,108,410	232,129,435

Lois D. Juliber	1,232,110,503	11,588,217	2,021,973	232,130,195

Mark D. Ketchum	1,231,647,441	11,973,690	2,100,322	232,129,435

Terry J. Lundgren	1,238,837,957	4,665,488	2,217,879	232,129,564

Mackey J. McDonald	1,176,490,368	67,090,513	2,140,572	232,129,435

Jorge S. Mesquita	1,239,226,136	4,389,096	2,106,092	232,129,564

John C. Pope	1,141,893,151	100,376,088	3,452,085	232,129,564

Fredric G. Reynolds	1,229,687,403	13,873,485	2,160,436	232,129,564

Irene B. Rosenfeld	1,211,190,210	32,292,290	2,238,868	232,129,520

Jean-François M.L. van Boxmeer	1,232,247,595	11,404,335	2,068,098	232,130,860

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,190,346,812	45,234,687	10,132,555	232,136,834

3.	Our shareholders approved an amendment to our Amended and Restated Articles of Incorporation to change our name to “Mondelēz International, Inc.” based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,346,262,386	126,014,799	5,567,957	5,746

4.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2012, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,439,326,098	34,529,950	3,994,830	10

5.	Our shareholders did not approve a shareholder proposal regarding a sustainable forestry report, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
92,766,541	1,031,483,118	121,467,604	232,133,625

6.	Our shareholders did not approve a shareholder proposal regarding a report on extended producer responsibility, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
288,672,924	837,619,646	119,412,977	232,145,341

7.	Our shareholders did not approve a shareholder proposal regarding a report on lobbying, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
94,950,843	1,084,587,366	66,178,404	232,134,275

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Kraft Foods Inc., effective as of May 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: May 24, 2012
/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary